UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-07237)

Exact name of registrant as specified in charter:	Putnam Investment Funds

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	John W. Gerstmayr, Esq. Ropes & Gray LLP 800 Boylston Street Boston, Massachusetts 02199-3600

Registrant’s telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	February 28, 2014

Date of reporting period:	March 1, 2013 — August 31, 2013

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

FUND SYMBOL
(CLASS A SHARES)

PSLAX

Putnam Small Cap Value Fund

Semiannual report
8|31|13

A world of investing.™

Putnam INVESTMENTS

VALUE FUNDS look for stocks that have been overlooked by other investors and that may be selling for less than their true worth.

Putnam
Small Cap Value
Fund

Semiannual report
8 | 31 | 13

Message from the Trustees	1

About the fund	2

Performance snapshot	4

Interview with your fund’s portfolio manager	5

Your fund’s performance	10

Your fund’s expenses	12

Terms and definitions	14

Other information for shareholders	15

Trustee approval of management contract	16

Financial statements	22

Consider these risks before investing: Investments in small and/or midsize companies increase the risk of greater price fluctuations. Value stocks may fail to rebound, and the market may not favor value-style investing. Stock prices may fall or fail to rise over time for several reasons, including general financial market conditions and factors related to a specific issuer or industry. You can lose money by investing in the fund.

Message from the Trustees

Dear Fellow Shareholder:

Investors have been digesting a wide array of economic and geopolitical developments in recent months. While economic growth has continued despite the negative impact of the federal budget sequester, the Federal Reserve’s expected tapering of its $85 billion-a-month bond-buying program has prompted greater market volatility, and bond yields have risen substantially.

There is concern that the reduction of Fed purchases will cause long-term interest rates to move higher, running the risk of curtailing the recovery. Already, mortgage rates have jumped and housing market data appear less robust than earlier in the year. Overseas, instability in Egypt and Syria has contributed to higher oil prices, which could undermine the reasonably positive trends in consumer spending. Fortunately, the eurozone posted positive GDP growth in the second calendar quarter after many months of contraction, though the 17-nation currency bloc continues to grapple with significant economic challenges.

While we cannot forecast with precision how economic or geopolitical events will unfold over the coming months, we have confidence that a long-term investment program remains valuable. Putnam’s in-depth fundamental research, active investing, and risk management strategies can serve investors well through changing markets. To address a diverse range of financial goals, Putnam’s investment professionals integrate innovative thinking with traditional and alternative approaches.

We also believe in the importance of relying on the guidance of a professional advisor who can help you develop a financial plan suited to your goals and risk tolerance.

We would like to welcome new shareholders of the fund and to thank you for investing with Putnam. We would also like to extend our thanks to Elizabeth Kennan, who recently retired from the Board of Trustees, for her 20 years of dedicated service.

About the fund

Seeking to uncover opportunities that others may have overlooked

Small-cap investing can often be as much an art as a science. Because the small-cap universe is large and can change quickly, many promising and profitable smaller companies fail to capture Wall Street’s attention. And because so many small-cap stocks represent relatively new businesses, investing in them can be both volatile and rewarding. Finding companies that offer the best prospects for success takes a trained eye and a disciplined approach.

Because of their size, smaller companies are usually more agile than larger ones and are often able to respond more quickly to market changes or demand for new products and services. Many small-cap companies are in the early stages of their corporate lives, having recently made the transition to being publicly traded. They also react differently to economic conditions than do larger companies. On one hand, an uptick in the economy can make it easier for small companies and start-ups to obtain financing; conversely, smaller companies with less robust balance sheets often have greater difficulty weathering a market downturn.

Putnam Small Cap Value Fund’s manager looks for stocks that are not only undervalued but that appear to have a catalyst that could unlock the value in the stock. Events such as a change in management, restructuring, or a new product often have this effect. In addition, the manager considers stocks that have recently fallen out of favor with investors. Because stocks of smaller companies are historically more volatile than those of blue-chip companies, the manager also carefully considers each stock’s risk/reward profile.

In-depth analysis is key to successful stock selection

Drawing on the expertise of a dedicated team of stock analysts, the fund’s portfolio manager seeks attractive value stocks. Once a stock is selected for the portfolio, it is regularly assessed to ensure that it continues to be attractive. Areas of focus include:

Valuation Considering how each stock is valued, seeking stocks whose valuations are attractive relative to the company’s growth potential.

Change Focusing on company fundamentals against the broader context of industry trends to identify whether individual companies possess a catalyst for positive change.

Quality Seeking high-quality companies, with characteristics such as solid management teams, sound business models, and high levels of free-cash flow.

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See pages 5 and 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

* Returns for the six-month period are not annualized, but cumulative.

4	Small Cap Value Fund

Interview with your fund’s portfolio manager

Amid increasing signs that the U.S. economy is improving, equity markets rallied during the semiannual period. How did the fund perform?

It was a rewarding period for Putnam Small Cap Value Fund, which surpassed its benchmark and Lipper peer group average by a comfortable margin. For the six months ended August 31, 2013, the fund rose 12.37% at net asset value. In comparison, the Russell 2000 Value Index climbed 8.57%, and the average return for its Lipper peer group, Small-Cap Value Funds, was 10% for the same period.

However, the trajectory was not a straight line, as the equity markets, along with the rest of the financial markets, encountered some turbulence this past spring. In May, the Federal Reserve hinted at its plans to taper the Fed’s quantitative easing [QE] program later this year. Rising concerns about global growth, China in particular, and the potential impact on U.S. economic growth clouded the outlook for U.S. equities. Despite the broad market decline in May and June, small-cap value stocks, along with U.S. equities in general, outperformed international stocks for the period. Furthermore, U.S. small-cap stocks outperformed their large-cap domestic brethren during the six-month period, as they derive a larger percentage of their revenues from U.S. markets than from overseas.

This comparison shows your fund’s performance in the context of broad market indexes for the six months ended 8/31/13. See pages 4 and 10–12 for additional fund performance information. Index descriptions can be found on page 14.

Small Cap Value Fund	5

How would you characterize the spring pullback in the context of the market rally?

Since our investment approach for the fund is value-oriented, we regard the correction as a healthy pullback and an opportunity to uncover more attractive valuations. Although U.S. economic growth has been improving, the pace of that growth has so far been slow. Progress has been made on the employment front, but the jobless numbers remain troubling. Nevertheless, based on its internal dynamics, we believe the U.S. economy continues to be one of the most attractive markets for investors. The housing sector has been recovering, U.S. corporate profits have remained robust, and consumer spending has been increasing.

In the closing months of the period, the Fed underscored its intent of supporting the U.S. economy. In our view, the Fed’s discussions regarding an exit from its stimulus program can be interpreted as a sign of increased confidence in an improving economy. Thus, we think the environment for U.S. equities could remain positive in the coming months, although this outlook may be tarnished by a slow rate of economic growth or macroeconomic risks. If markets continue to recover and investors begin paying closer attention to company fundamentals, we believe stock selection, the linchpin of our investment strategy, will become increasingly important.

Were there any significant changes in the fund’s strategy during the period?

We didn’t make any significant changes to the portfolio’s investment strategy during the past six months. Given the high degree of volatility in the market, we believe it is as important as ever to hold true to our disciplined investment philosophy and process. Our small-cap value team seeks to invest in high-quality companies that are priced at a discount to their intrinsic value and that, we

Allocations are represented as a percentage of the fund’s net assets as of 8/31/13. Short-term investments and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

6	Small Cap Value Fund

believe, have a catalyst to unlock value not yet fully recognized by investors.

Our rigorous, bottom-up investment process seeks to outperform our benchmark and our peers through stock selection rather than through the evaluation of top-down macroeconomic factors or other overarching themes, such as predictions about growth, energy prices, or market volatility that might tilt the portfolio too narrowly in one direction. We think the success of this approach was evident during the period, with nine of the eleven sectors in which the fund invests delivering results that surpassed those of the Russell 2000 Value Index. Investments in the financials, health-care, and basic materials sectors were leading contributors to performance. Only communication services and energy had a slightly negative impact on results during the period.

Could you elaborate on some holdings that illustrate your investment philosophy and that contributed to performance for the period?

Questcor Pharmaceuticals, a biopharmaceutical company focused on the treatment of autoimmune and inflammatory diseases, rose on strong first-quarter 2013 earnings. The company has successfully broadened the number of applications for which its top product, the drug Acthar, could be used. Bofl  Holdings is a holding company for Bank of

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 8/31/13. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

Small Cap Value Fund	7

Internet Federal Bank. The consumer savings bank has been a long-term holding. At the time of purchase, the company was under the radar, with an attractive valuation despite the company’s strong rate of earnings growth.

Web.com provides Internet services for small to midsize businesses, including domain registration, website design, search-engine optimization, and marketing, as well as social media and mobile phone advertising. When we purchased the stock, the company was trading at a significant discount to its valuation due to concerns about lagging demand for its services and increased competition. However, in the aftermath of our purchase, management successfully implemented a number of acquisitions that increased its operating efficiency, the size of its subscriber base, and the annual revenue each subscriber generates. Web.com’s stock price rallied as a result and has continued to perform well as the company benefits from growing demand from small businesses that require their services.

Which stocks detracted from results during the period?

While financials were a strong contributor to performance overall during the period, two holdings in the sector were notable detractors. Walker & Dunlop, a multifamily residential mortgage originator/service provider struggled as its loan origination business fell in response to the Federal National Mortgage Association’s and Federal Home Loan Mortgage Corporation’s decision to limit their acceptance of multifamily loans. Furthermore, the shift to a rising-rate environment in response to the Fed’s discussions about tapering QE further pressured the company’s stock price. CYS Investments, which invests in agency residential mortgage-backed securities [RMBS] collateralized by fixed, adjustable, and hybrid single-family mortgage loans, also

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are represented as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and the use of different classifications of securities for presentation purposes. Holdings and allocations may vary over time.

8	Small Cap Value Fund

struggled in the higher-rate environment. The unprecedented move in rates during the second quarter of 2013 resulted in widening spreads and a reduction in the effectiveness of the company’s hedging strategy.

In the energy sector, Midstates Petroleum, an independent exploration and production company, lagged. The company recently announced a transformative acquisition of Eagle Energy Production. The recent share price decline relates to investors’ concern about the size of this deal. We believe that the acquisition makes strategic sense and that the stock has an unrealistically low valuation given its asset base and production prospects.

Looking ahead, what is your outlook for small-cap value stocks?

In the current market environment, domestic small-cap stocks offer reasonable valuations, in our opinion. However, given the healthy gains that small-cap value stocks have achieved during the economic recovery to date, we believe our active research will be instrumental in finding companies that are not solely dependent on an improving economy to demonstrate their business strength.

Thank you, Eric, for your time and insights.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

Portfolio Manager Eric N. Harthun has an M.B.A. from The University of Chicago Booth School of Business and a B.S. from San Diego State University. A CFA charterholder, Eric joined Putnam in 2000 and has been in the investment industry since 1994.

IN THE NEWS

With the goal of updating the Dow Jones Industrial Average (DJIA) as an accurate gauge of the U.S. stock market, the committee that oversees the index has dropped three companies and added three new ones. Effective at the close of trading on September 20, 2013, Alcoa, Bank of America, and Hewlett-Packard were removed, replaced with Goldman Sachs, Nike, and Visa. It was the most significant change in nearly a decade for the iconic Dow, the bellwether index to which people commonly refer when they speak of the U.S. stock market. Low stock prices of Alcoa, Bank of America, and Hewlett-Packard triggered the removal of these names and enabled the DJIA committee to reflect the shift of the U.S. economy away from manufacturing and toward services. Unlike most newer indexes, which are weighted by market capitalization and track the performance of hundreds or even thousands of stocks, the Dow is a price-weighted average of only 30 companies, which, some argue, means the Dow is less representative of overall market health.

Small Cap Value Fund	9

Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended August 31, 2013, the end of the first half of its current fiscal year. In accordance with regulatory requirements for mutual funds, we also include performance information as of the most recent calendar quarter-end and expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R and class Y shares are not available to all investors. See the Terms and Definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 8/31/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	9.66%	9.21%	8.86%	8.86%	8.86%	8.86%	9.13%	8.86%	9.40%	9.92%

10 years	111.92	99.74	96.80	96.80	96.78	96.78	101.74	94.68	106.86	117.71
Annual average	7.80	7.16	7.00	7.00	7.00	7.00	7.27	6.89	7.54	8.09

5 years	47.58	39.09	42.21	40.21	42.34	42.34	44.04	39.00	45.86	49.66
Annual average	8.09	6.82	7.30	6.99	7.32	7.32	7.57	6.81	7.84	8.40

3 years	74.68	64.63	70.78	67.78	70.97	70.97	72.20	66.17	73.41	76.07
Annual average	20.43	18.08	19.53	18.83	19.57	19.57	19.86	18.45	20.14	20.75

1 year	28.67	21.27	27.66	22.66	27.71	26.71	27.95	23.48	28.31	28.96

6 months	12.37	5.90	11.93	6.93	12.01	11.01	12.06	8.14	12.26	12.54

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance does not reflect conversion to class A shares.

10	Small Cap Value Fund

Comparative index returns For periods ended 8/31/13

		Lipper Small-Cap Value
	Russell 2000 Value Index	Funds category average*

Annual average (life of fund)	9.79%	10.80%

10 years	127.19	142.65
Annual average	8.55	9.21

5 years	39.50	51.94
Annual average	6.88	8.65

3 years	65.82	66.10
Annual average	18.36	18.36

1 year	24.38	26.38

6 months	8.57	10.00

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 6-month, 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 8/31/13, there were 308, 298, 235, 199, 116, and 66 funds, respectively, in this Lipper category.

Fund price and distribution information For the six-month period ended 8/31/13

	Class A		Class B	Class C	Class M		Class R	Class Y

	Before	After	Net	Net	Before	After	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value

2/28/13	$12.05	$12.79	$10.39	$10.41	$11.11	$11.51	$11.91	$12.44

8/31/13	13.54	14.37	11.63	11.66	12.45	12.90	13.37	14.00

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

The fund made no distributions during the period.

Small Cap Value Fund	11

Fund performance as of most recent calendar quarter
Total return for periods ended 9/30/13

	Class A		Class B		Class C		Class M		Class R	Class Y
(inception dates)	(4/13/99)		(5/3/99)		(7/26/99)		(3/29/00)		(3/30/07)	(1/3/01)

	Before	After					Before	After	Net	Net
	sales	sales	Before	After	Before	After	sales	sales	asset	asset
	charge	charge	CDSC	CDSC	CDSC	CDSC	charge	charge	value	value

Annual average
(life of fund)	10.01%	9.56%	9.20%	9.20%	9.19%	9.19%	9.47%	9.20%	9.74%	10.26%

10 years	129.40	116.21	112.79	112.79	112.73	112.73	118.30	110.66	123.79	135.37
Annual average	8.66	8.02	7.84	7.84	7.84	7.84	8.12	7.74	8.39	8.94

5 years	64.60	55.13	58.58	56.58	58.49	58.49	60.58	54.96	62.60	66.79
Annual average	10.48	9.18	9.66	9.38	9.65	9.65	9.93	9.15	10.21	10.77

3 years	65.12	55.63	61.40	58.40	61.37	61.37	62.58	56.89	63.84	66.38
Annual average	18.20	15.89	17.30	16.57	17.29	17.29	17.59	16.20	17.89	18.50

1 year	32.19	24.58	31.16	26.16	31.06	30.06	31.46	26.86	31.81	32.43

6 months	13.42	6.90	12.90	7.90	12.97	11.97	13.10	9.14	13.26	13.54

See the discussion following the Fund performance table on page 10 for information about the calculation of fund performance.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class Y

Total annual operating expenses
for the fiscal year ended 2/28/13	1.38%	2.13%	2.13%	1.88%	1.63%	1.13%

Annualized expense ratio for the
six-month period ended 8/31/13	1.22%	1.97%	1.97%	1.72%	1.47%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report because it includes an impact of 0.10% in fees and expenses of acquired funds. Expenses are shown as a percentage of average net assets.

12	Small Cap Value Fund

Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in the fund from March 1, 2013, to August 31, 2013. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.53	$10.52	$10.53	$9.19	$7.86	$5.20

Ending value (after expenses)	$1,123.70	$1,119.30	$1,120.10	$1,120.60	$1,122.60	$1,125.40

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended August 31, 2013, use the following calculation method. To find the value of your investment on March 1, 2013, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class Y

Expenses paid per $1,000*†	$6.21	$10.01	$10.01	$8.74	$7.48	$4.94

Ending value (after expenses)	$1,019.06	$1,015.27	$1,015.27	$1,016.53	$1,017.80	$1,020.32

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 8/31/13. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

Small Cap Value Fund	13

Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are not subject to an initial sales charge. They may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class R shares are not subject to an initial sales charge or CDSC and are available only to certain defined contribution plans.

Class Y shares are not subject to an initial sales charge or CDSC, and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

BofA Merrill Lynch U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

Russell 2000 Value Index is an unmanaged index of those companies in the small-cap Russell 2000 Index chosen for their value orientation.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

14	Small Cap Value Fund

Other information for shareholders

Important notice regarding delivery of shareholder documents

In accordance with Securities and Exchange Commission (SEC) regulations, Putnam sends a single copy of annual and semiannual shareholder reports, prospectuses, and proxy statements to Putnam shareholders who share the same address, unless a shareholder requests otherwise. If you prefer to receive your own copy of these documents, please call Putnam at 1-800-225-1581, and Putnam will begin sending individual copies within 30 days.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2013, are available in the Individual Investors section of putnam.com, and on the SEC’s website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Forms N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of August 31, 2013, Putnam employees had approximately $387,000,000 and the Trustees had approximately $93,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

Small Cap Value Fund	15

Trustee approval of management contract

General conclusions

The Board of Trustees of the Putnam funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management (“Putnam Management”) and the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”). The Board of Trustees, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the Putnam funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel met with representatives of Putnam Management to review the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review and to discuss possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2013, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for the Putnam funds and the Independent Trustees.

In May 2013, the Contract Committee met in executive session to discuss and consider its preliminary recommendations with respect to the continuance of the contracts. At the Trustees’ June 20, 2013 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its final recommendations. The Contract Committee then recommended, and the Independent Trustees approved, the continuance of your fund’s management and sub-management contracts, effective July 1, 2013, subject to certain changes in the sub-management contract noted below. (Because PIL is an affiliate of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL, the Trustees have not evaluated PIL as a separate entity, and all subsequent references to Putnam Management below should be deemed to include reference to PIL as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, and the costs incurred by Putnam Management in providing services to the fund, and

• That the fee schedule represented an appropriate sharing between fund

16	Small Cap Value Fund

shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor exceptions, the current fee arrangements in the management contracts for the Putnam funds were implemented at the beginning of 2010 following extensive review and discussion by the Trustees, as well as approval by shareholders.

As noted above, the Trustees considered certain administrative revisions to your fund’s sub-management contract. Putnam Management recommended that the sub-management contract be revised to reduce the sub-management fee that Putnam Management pays to PIL with respect to the portion of the portfolios of certain funds, but not your fund, that may be allocated to PIL from time to time. The Independent Trustees’ approval of this recommendation was based on their conclusion that these changes would have no practical effect on Putnam Management’s continued responsibility for the management of these funds or the costs borne by fund shareholders and would not result in any reduction in the nature and quality of services provided to the funds.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to shareholders.

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment style, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not warrant changes to the management fee structure of your fund.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee levels as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to ensure that expenses of the Putnam funds continue to meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations. These expense limitations were: (i) a contractual expense limitation applicable to all retail open-end funds of 32 basis points on investor servicing fees and expenses and

Small Cap Value Fund	17

(ii) a contractual expense limitation applicable to all open-end funds of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, investor servicing fees, distribution fees, investment-related expenses, interest, taxes, brokerage commissions, extraordinary expenses and acquired fund fees and expenses). These expense limitations serve in particular to maintain competitive expense levels for funds with large numbers of small shareholder accounts and funds with relatively small net assets. Most funds, including your fund, had sufficiently low expenses that these expense limitations did not apply. Putnam Management’s support for these expense limitations was an important factor in the Trustees’ decision to approve the continuance of your fund’s management and sub-management contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Lipper Inc. This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the 1st quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the 2nd quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2012 (the first quintile representing the least expensive funds and the fifth quintile the most expensive funds). The fee and expense data reported by Lipper as of December 31, 2012 reflected the most recent fiscal year-end data available in Lipper’s database at that time.

In connection with their review of the management fees and total expenses of the Putnam funds, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees as part of their annual contract review for the Putnam funds has included for many years information regarding fees charged by Putnam Management and its affiliates to institutional clients such as defined benefit pension plans, college endowments, and the like. This information included comparisons of those fees with fees charged to the funds, as well as an assessment of the differences in the services provided to these different types of clients. The Trustees observed that the differences in fee rates between institutional clients and mutual funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average

18	Small Cap Value Fund

for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its institutional clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officer and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2012 was a year of strong competitive performance for many of the Putnam funds, with only a relatively small number of exceptions. They noted that this strong performance was exemplified by the fact that the Putnam funds were recognized by Barron’s as the best performing mutual fund complex for 2012 — the second time in four years that Putnam Management has achieved this distinction for the Putnam funds. They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2012 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor performance trends to assess the effectiveness of these efforts and to evaluate whether additional actions to address areas of underperformance are warranted.

For purposes of evaluating investment performance, the Trustees generally focus on competitive industry rankings for the one-year, three-year, and five-year periods. For a number of Putnam funds with relatively unique  investment mandates, the Trustees evaluated performance based on comparisons of their absolute returns with the returns of selected investment benchmarks or targeted annualized returns. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. peer group (Lipper Small-Cap Value Funds) for the one-year, three-year and five-year periods ended December 31, 2012 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd

Three-year period	2nd

Five-year period	4th

Over the one-year, three-year and five-year periods ended December 31, 2012, there were 293, 232 and 202 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees expressed concern about your fund’s fourth quartile performance over the five-year period ended December 31, 2012 and considered the circumstances that may have contributed to this disappointing

Small Cap Value Fund	19

performance. The Trustees considered Putnam Management’s observation that the fund’s underperformance over this period was due in significant part to the fund’s particularly weak performance in 2008. They noted Putnam Management’s view that performance over this period suffered as a result of poor security selection, primarily in the financials sector.

The Trustees also considered steps that Putnam Management had taken to support improved performance. They noted that a new portfolio manager had joined the fund’s portfolio management team in November 2008 (and that this portfolio manager had taken sole responsibility for managing the fund’s investments in November 2009), and that the fund’s relative performance had improved under this portfolio manager, with the fund ranking in the second quartile for the one-year and three-year periods ended December 31, 2012. The Trustees also considered a number of other changes that Putnam Management had made in recent years in efforts to support and improve fund performance generally. These changes included Putnam Management’s efforts to increase accountability and to reduce complexity in the portfolio management process for the Putnam equity funds by moving generally from a portfolio management team structure to a decision-making process that vests full authority and responsibility with individual portfolio managers and by affirming its commitment to a fundamental-driven approach to investing. The Trustees noted that Putnam Management had also worked to strengthen its fundamental research capabilities by adding new investment personnel to the large-cap equities research team and by bringing U.S. and international research under common leadership. In addition, the Trustees recognized that Putnam Management has adjusted the compensation structure for portfolio managers and research analysts so that only those who achieve top-quartile returns over a rolling three-year basis are eligible for full bonuses.

As a general matter, the Trustees believe that cooperative efforts between the Trustees and Putnam Management represent the most effective way to address investment performance issues that may arise from time to time. The Trustees noted that investors in the Putnam funds have, in effect, placed their trust in the Putnam organization, under the oversight of the funds’ Trustees, to make appropriate decisions regarding the management of the funds. Based on past responsiveness of Putnam Management to Trustee concerns about investment performance, the Trustees concluded that it is preferable to seek change within Putnam Management to address performance shortcomings. In the Trustees’ view, the alternative of engaging a new investment adviser for an underperforming fund would entail significant disruptions and would not provide any greater assurance of improved investment performance.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used primarily to acquire brokerage and research services that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and

20	Small Cap Value Fund

industry developments in this area with the assistance of their Brokerage Committee and also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management and sub-management contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services.

Small Cap Value Fund	21

Financial statements

A guide to financial statements

These sections of the report, as well as the accompanying Notes, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

22	Small Cap Value Fund

The fund’s portfolio 8/31/13 (Unaudited)

COMMON STOCKS (92.1%)*	Shares	Value

Aerospace and defense (0.6%)
Huntington Ingalls Industries, Inc.	20,704	$1,310,977

		1,310,977
Air freight and logistics (0.5%)
Park-Ohio Holdings Corp. †	33,900	1,171,923

		1,171,923
Auto components (1.0%)
Stoneridge, Inc. †	107,040	1,331,578

Tower International, Inc. †	43,854	898,130

		2,229,708
Capital markets (2.0%)
Cowen Group, Inc. Class A †	372,154	1,205,779

Horizon Technology Finance Corp. S	91,277	1,218,548

Silvercrest Asset Management Group, Inc. Class A †	72,687	888,962

Solar Capital, Ltd. S	58,700	1,288,465

		4,601,754
Chemicals (3.7%)
Advanced Emissions Solutions, Inc. †	12,217	477,074

Cabot Corp. S	28,500	1,139,715

HB Fuller Co.	25,200	939,708

Kraton Performance Polymers, Inc. †	59,500	1,103,725

LSB Industries, Inc. †	34,500	1,035,690

Minerals Technologies, Inc.	23,397	1,038,827

OM Group, Inc. †	34,353	976,312

Omnova Solutions, Inc. †	107,644	831,012

RPM International, Inc.	32,600	1,107,748

		8,649,811
Commercial banks (10.9%)
Ameris Bancorp † S	74,800	1,433,168

Bancorp, Inc. (The) †	100,663	1,591,482

CVB Financial Corp.	123,500	1,573,390

Eagle Bancorp, Inc.	35,990	917,025

Financial Institutions, Inc.	75,100	1,392,354

First Connecticut Bancorp, Inc.	36,100	505,400

First NBC Bank Holding Co. †	50,278	1,182,036

First Niagara Financial Group, Inc.	152,500	1,540,250

First of Long Island Corp. (The)	23,709	873,202

Flushing Financial Corp.	39,000	698,100

Heartland Financial USA, Inc.	35,900	975,403

Independent Bank Group, Inc. S	17,280	592,013

Investors Bancorp, Inc. S	79,172	1,648,361

Lakeland Financial Corp.	46,600	1,449,260

National Bank Holdings Corp. Class A	50,911	995,310

OFG Bancorp (Puerto Rico) S	95,400	1,638,972

Pacific Premier Bancorp, Inc. †	113,400	1,504,818

Popular, Inc. (Puerto Rico) †	54,120	1,680,967

State Bank Financial Corp.	72,000	1,091,520

Synovus Financial Corp.	254,100	810,579

Western Alliance Bancorp †	65,000	1,064,050

		25,157,660

Small Cap Value Fund	23

COMMON STOCKS (92.1%)* cont.	Shares	Value

Commercial services and supplies (3.4%)
Deluxe Corp. S	49,300	$1,939,955

Ennis, Inc.	60,821	1,083,222

KAR Auction Services, Inc.	64,714	1,723,981

Performant Financial Corp. †	131,307	1,422,055

Pitney Bowes, Inc. S	69,100	1,127,712

Steelcase, Inc. Class A S	38,027	552,152

		7,849,077
Communications equipment (1.5%)
Emcore Corp. † S	241,900	940,991

Oplink Communications, Inc. †	76,655	1,425,016

Polycom, Inc. †	101,900	1,011,867

		3,377,874
Computers and peripherals (1.3%)
BancTec, Inc. 144A † F	160,833	152,791

Datalink Corp. †	109,038	1,429,488

Electronics for Imaging, Inc. † S	48,800	1,428,864

		3,011,143
Construction and engineering (1.0%)
EMCOR Group, Inc.	30,400	1,142,736

Orion Marine Group, Inc. †	111,100	1,091,002

UniTek Global Services, Inc. †	47,848	75,121

		2,308,859
Construction materials (0.5%)
Caesarstone Sdot-Yam, Ltd. (Israel) †	24,936	1,041,327

		1,041,327
Consumer finance (0.6%)
Encore Capital Group, Inc. † S	32,840	1,407,851

		1,407,851
Containers and packaging (1.1%)
Berry Plastics Group, Inc. †	22,368	514,688

Greif, Inc. Class A S	16,100	867,307

Rock-Tenn Co. Class A	10,800	1,199,988

		2,581,983
Distributors (1.6%)
Core-Mark Holding Co., Inc.	16,566	1,045,315

Stock Building Supply Holdings, Inc. †	83,864	1,194,223

VOXX International Corp. †	110,600	1,344,896

		3,584,434
Diversified consumer services (0.8%)
Corinthian Colleges, Inc. † S	243,100	537,251

Steiner Leisure, Ltd. (Bahamas) †	22,200	1,236,984

		1,774,235
Diversified financial services (0.4%)
PHH Corp. †	45,900	957,933

		957,933
Diversified telecommunication services (0.3%)
Cogent Communication Group, Inc. S	23,763	737,366

		737,366
Electric utilities (2.9%)
IDACORP, Inc.	29,300	1,402,591

PNM Resources, Inc.	61,800	1,354,038

Portland General Electric Co.	46,300	1,333,903

24	Small Cap Value Fund

COMMON STOCKS (92.1%)* cont.	Shares	Value

Electric utilities cont.
UIL Holdings Corp.	27,995	$1,057,091

UNS Energy Corp.	33,000	1,509,090

		6,656,713
Electrical equipment (0.9%)
Coleman Cable, Inc.	65,200	1,241,408

General Cable Corp. S	30,500	931,165

		2,172,573
Electronic equipment, instruments, and components (1.1%)
Electro Scientific Industries, Inc.	113,898	1,251,739

TTM Technologies, Inc. †	123,400	1,177,236

		2,428,975
Energy equipment and services (1.8%)
Key Energy Services, Inc. †	108,900	726,363

Matrix Service Co. †	91,800	1,431,162

Pioneer Energy Services Corp. †	107,625	727,545

Tidewater, Inc.	25,100	1,354,396

		4,239,466
Food and staples retail (0.7%)
Spartan Stores, Inc. S	73,090	1,502,730

		1,502,730
Food products (0.5%)
Chiquita Brands International, Inc. †	89,326	1,101,390

		1,101,390
Gas utilities (0.8%)
Southwest Gas Corp.	40,600	1,899,268

		1,899,268
Health-care equipment and supplies (1.1%)
Cutera, Inc. †	73,159	684,037

PhotoMedex, Inc. † S	79,400	1,297,396

Symmetry Medical, Inc. †	81,300	638,205

		2,619,638
Health-care providers and services (2.9%)
Centene Corp. †	23,800	1,360,170

Chemed Corp. S	21,122	1,470,936

Ensign Group, Inc. (The)	45,900	1,774,035

Providence Service Corp. (The) †	26,400	708,576

Triple-S Management Corp. Class B (Puerto Rico) †	69,000	1,286,850

		6,600,567
Health-care technology (0.6%)
MedAssets, Inc. †	60,100	1,347,442

		1,347,442
Hotels, restaurants, and leisure (0.5%)
Marriott Vacations Worldwide Corp. †	24,410	1,064,276

		1,064,276
Household durables (1.1%)
M/I Homes, Inc. † S	58,328	1,092,483

Newell Rubbermaid, Inc.	44,600	1,128,380

UCP, Inc. Class A †	28,075	383,224

		2,604,087
Insurance (6.9%)
Allied World Assurance Co. Holdings AG	23,700	2,174,001

American Financial Group, Inc.	28,832	1,485,713

Amtrust Financial Services, Inc. S	1,828	65,296

Arch Capital Group, Ltd. † S	17,000	906,270

Small Cap Value Fund	25

COMMON STOCKS (92.1%)* cont.	Shares	Value

Insurance cont.
Employers Holdings, Inc.	38,495	$1,020,502

Health Insurance Innovations, Inc. Class A † S	93,970	1,000,781

Maiden Holdings, Ltd. (Bermuda)	111,700	1,461,036

PartnerRe, Ltd.	22,600	1,969,590

Reinsurance Group of America, Inc. Class A	23,719	1,537,228

Stancorp Financial Group S	37,400	1,956,768

Validus Holdings, Ltd. S	67,713	2,343,547

		15,920,732
Internet software and services (1.5%)
Earthlink, Inc.	102,500	504,300

Perficient, Inc. †	83,800	1,351,694

Web.com Group, Inc. † S	54,997	1,552,015

		3,408,009
IT Services (2.0%)
Ciber, Inc. †	232,126	844,939

Convergys Corp. S	52,700	929,101

Global Cash Access Holdings, Inc. †	152,300	1,172,710

Unisys Corp. † S	66,300	1,668,108

		4,614,858
Machinery (3.0%)
Columbus McKinnon Corp. †	28,758	615,421

Dynamic Materials Corp.	32,753	721,876

Edwards Group, Ltd. ADR (United Kingdom) †	54,141	530,040

Manitowoc Co., Inc. (The) S	45,400	907,092

Navistar International Corp. † S	33,500	1,148,045

Rexnord Corp. †	50,374	966,677

TriMas Corp. †	29,400	1,033,116

Wabash National Corp. † S	90,600	944,052

		6,866,319
Media (0.5%)
MDC Partners, Inc. Class A	52,700	1,179,426

		1,179,426
Metals and mining (2.3%)
Constellium NV Class A (France) †	79,129	1,400,583

Globe Specialty Metals, Inc.	100,500	1,291,425

Horsehead Holding Corp. † S	121,000	1,436,270

Materion Corp.	41,852	1,230,449

		5,358,727
Multi-utilities (0.9%)
Avista Corp.	43,900	1,153,253

CMS Energy Corp.	33,500	888,755

		2,042,008
Oil, gas, and consumable fuels (5.3%)
Bill Barrett Corp. † S	49,000	1,054,970

Energen Corp. S	31,900	2,115,289

EPL Oil & Gas, Inc. †	36,600	1,238,544

EXCO Resources, Inc. S	127,600	928,928

Forest Oil Corp. †	120,200	668,312

Gulfport Energy Corp. † S	18,100	1,067,900

Kodiak Oil & Gas Corp. †	168,900	1,687,311

Midstates Petroleum Co., Inc. † S	105,000	474,600

26	Small Cap Value Fund

COMMON STOCKS (92.1%)* cont.	Shares	Value

Oil, gas, and consumable fuels cont.
Scorpio Tankers, Inc. (Monaco)	123,218	$1,161,946

SM Energy Co.	16,600	1,134,112

Stone Energy Corp. †	25,400	695,960

		12,227,872
Pharmaceuticals (0.5%)
Questcor Pharmaceuticals, Inc. S	16,800	1,120,224

		1,120,224
Professional services (0.5%)
Kforce, Inc. S	74,100	1,205,607

		1,205,607
Real estate investment trusts (REITs) (6.9%)
American Assets Trust, Inc.	34,901	1,033,419

Campus Crest Communities, Inc. S	88,351	934,754

Chesapeake Lodging Trust	1,502	33,059

Colony Financial, Inc.	66,500	1,314,705

CYS Investments, Inc. S	169,400	1,300,992

Education Realty Trust, Inc.	88,594	761,022

EPR Properties S	23,900	1,170,622

Healthcare Trust of America, Inc. Class A	71,800	739,540

iStar Financial, Inc. † S	147,300	1,632,084

MFA Financial, Inc.	144,060	1,037,232

One Liberty Properties, Inc. S	37,570	802,871

Piedmont Office Realty Trust, Inc. Class A S	46,600	800,588

RAIT Financial Trust	155,200	959,136

Summit Hotel Properties, Inc.	208,514	1,989,224

Two Harbors Investment Corp.	139,300	1,324,743

		15,833,991
Real estate management and development (0.5%)
Forestar Group, Inc. † S	27,517	549,239

Howard Hughes Corp. (The) †	6,000	613,200

		1,162,439
Road and rail (1.9%)
Quality Distribution, Inc. †	160,949	1,475,902

Roadrunner Transportation Systems, Inc. †	39,400	1,068,528

Ryder System, Inc.	16,100	895,321

Saia, Inc. †	34,432	1,033,304

		4,473,055
Semiconductors and semiconductor equipment (4.2%)
Ambarella, Inc. † S	73,589	1,055,266

Integrated Silicon Solutions, Inc. †	147,400	1,534,434

Magnachip Semiconductor Corp. (South Korea) †	71,200	1,456,040

Omnivision Technologies, Inc. †	79,500	1,228,275

Pericom Semiconductor Corp. †	96,000	674,880

Photronics, Inc. † S	139,700	1,017,016

RF Micro Devices, Inc. † S	318,100	1,577,776

Silicon Image, Inc. †	230,500	1,249,310

		9,792,997
Software (2.0%)
Actuate Corp. †	174,700	1,214,165

AVG Technologies NV (Netherlands) † S	73,200	1,586,244

Mentor Graphics Corp. S	81,100	1,797,176

		4,597,585

Small Cap Value Fund	27

COMMON STOCKS (92.1%)* cont.	Shares	Value

Specialty retail (1.4%)
Express, Inc. †	58,600	$1,230,014

Lithia Motors, Inc. Class A S	16,600	1,089,292

Pep Boys — Manny, Moe & Jack (The) † S	74,500	836,635

		3,155,941
Textiles, apparel, and luxury goods (0.8%)
Skechers U.S.A., Inc. Class A † S	60,300	1,853,019

		1,853,019
Thrifts and mortgage finance (3.3%)
BofI Holding, Inc. †	19,982	1,294,234

Brookline Bancorp, Inc.	90,000	814,500

EverBank Financial Corp.	67,177	944,509

Provident New York Bancorp	145,800	1,484,244

Rockville Financial, Inc.	86,200	1,124,910

United Financial Bancorp, Inc.	67,200	1,052,352

Walker & Dunlop, Inc. †	63,268	919,284

		7,634,033
Trading companies and distributors (1.1%)
HD Supply Holdings, Inc. †	60,300	1,371,222

Rush Enterprises, Inc. Class A † S	50,700	1,269,022

		2,640,244
Transportation infrastructure (0.5%)
Aegean Marine Petroleum Network, Inc. (Greece) S	134,979	1,235,058

		1,235,058

Total common stocks (cost $192,375,139)		$212,313,184

INVESTMENT COMPANIES (1.6%)*	Shares	Value

American Capital, Ltd. †	118,300	$1,476,384

Hercules Technology Growth Capital, Inc. S	89,599	1,298,290

New Mountain Finance Corp. S	63,944	938,698

Total investment companies (cost $3,681,651)		$3,713,372

SHORT-TERM INVESTMENTS (25.0%)*	Shares	Value

Putnam Short Term Investment Fund 0.07% L	13,607,792	$13,607,792

Putnam Cash Collateral Pool, LLC 0.12% [d]	43,996,689	43,996,689

Total short-term investments (cost $57,604,481)		$57,604,481

TOTAL INVESTMENTS

Total investments (cost $253,661,271)		$273,631,037

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from March 1, 2013 through August 31, 2013 (the reporting period). Within the following notes to the portfolio, references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures and references to “OTC”, if any, represent over-the-counter.

* Percentages indicated are based on net assets of $230,630,947.

† Non-income-producing security.

28	Small Cap Value Fund

d Affiliated company. See Note 1 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F Is valued at fair value following procedures approved by the Trustees. Securities may be classified as Level 2 or Level 3 for ASC 820 based on the securities’ valuation inputs.

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

144A after the name of an issuer represents securities exempt from registration under Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs

Investments in securities:	Level 1	Level 2	Level 3

Common stocks*:

Consumer discretionary	$17,445,126	$—	$—

Consumer staples	2,604,120	—	—

Energy	16,467,338	—	—

Financials	72,676,393	—	—

Health care	11,687,871	—	—

Industrials	31,233,692	—	—

Information technology	31,078,650	152,791	—

Materials	17,631,848	—	—

Telecommunication services	737,366	—	—

Utilities	10,597,989	—	—

Total common stocks	212,160,393	152,791	—

Investment companies	3,713,372	—	—

Short-term investments	13,607,792	43,996,689	—

Totals by level	$229,481,557	$44,149,480	$—

At the start and close of the reporting period, Level 3 investments in securities were not considered a significant portion of the fund’s portfolio.

* Common stock classifications are presented at the sector level, which may differ from the fund’s portfolio presentation.

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund	29

Statement of assets and liabilities 8/31/13 (Unaudited)

ASSETS

Investment in securities, at value, including $41,894,405 of securities on loan (Note 1):
Unaffiliated issuers (identified cost $196,056,790)	$216,026,556
Affiliated issuers (identified cost $57,604,481) (Notes 1 and 5)	57,604,481

Dividends, interest and other receivables	254,956

Receivable for shares of the fund sold	787,571

Receivable for investments sold	3,342,436

Total assets	278,016,000

LIABILITIES

Payable to custodian	44,536

Payable for investments purchased	2,060,870

Payable for shares of the fund repurchased	825,688

Payable for compensation of Manager (Note 2)	125,974

Payable for investor servicing fees (Note 2)	81,421

Payable for custodian fees (Note 2)	5,595

Payable for Trustee compensation and expenses (Note 2)	102,928

Payable for administrative services (Note 2)	407

Payable for distribution fees (Note 2)	77,855

Collateral on securities loaned, at value (Note 1)	43,996,689

Other accrued expenses	63,090

Total liabilities	47,385,053

Net assets	$230,630,947

REPRESENTED BY

Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$215,995,482

Undistributed net investment income (Note 1)	1,452,717

Accumulated net realized loss on investments (Note 1)	(6,787,018)

Net unrealized appreciation of investments	19,969,766

Total — Representing net assets applicable to capital shares outstanding	$230,630,947

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE

Net asset value and redemption price per class A share
($146,776,526 divided by 10,836,985 shares)	$13.54

Offering price per class A share (100/94.25 of $13.54)*	$14.37

Net asset value and offering price per class B share ($3,651,942 divided by 314,033 shares)**	$11.63

Net asset value and offering price per class C share ($11,212,289 divided by 961,787 shares)**	$11.66

Net asset value and redemption price per class M share ($1,321,006 divided by 106,091 shares)	$12.45

Offering price per class M share (100/96.50 of $12.45)*	$12.90

Net asset value, offering price and redemption price per class R share
($468,708 divided by 35,065 shares)	$13.37

Net asset value, offering price and redemption price per class Y share
($67,200,476 divided by 4,800,891 shares)	$14.00

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

30	Small Cap Value Fund

Statement of operations Six months ended 8/31/13 (Unaudited)

INVESTMENT INCOME

Dividends (net of foreign tax of $4,501)	$1,579,176

Interest (including interest income of $3,318 from investments in affiliated issuers) (Note 5)	3,318

Securities lending (Note 1)	35,213

Total investment income	1,617,707

EXPENSES

Compensation of Manager (Note 2)	627,928

Investor servicing fees (Note 2)	256,134

Custodian fees (Note 2)	10,440

Trustee compensation and expenses (Note 2)	7,363

Distribution fees (Note 2)	256,066

Administrative services (Note 2)	2,263

Other	62,925

Total expenses	1,223,119

Expense reduction (Note 2)	(14,751)

Net expenses	1,208,368

Net investment income	409,339

Net realized gain on investments (Notes 1 and 3)	16,778,315

Net unrealized appreciation of investments during the period	3,909,278

Net gain on investments	20,687,593

Net increase in net assets resulting from operations	$21,096,932

The accompanying notes are an integral part of these financial statements.

Small Cap Value Fund	31

Statement of changes in net assets

INCREASE IN NET ASSETS	Six months ended 8/31/13*	Year ended 2/28/13

Operations:
Net investment income	$409,339	$1,056,009

Net realized gain on investments	16,778,315	15,582,231

Net unrealized appreciation of investments	3,909,278	4,545,717

Net increase in net assets resulting from operations	21,096,932	21,183,957

Distributions to shareholders (Note 1):
From ordinary income
Net investment income

Class A	—	(80,271)

Class Y	—	(46,918)

Redemption fees (Note 1)	2,363	3,085

Increase (decrease) from capital share transactions (Note 4)	41,211,918	(18,537,235)

Total increase in net assets	62,311,213	2,522,618

NET ASSETS

Beginning of period	168,319,734	165,797,116

End of period (including undistributed net investment
income of $1,452,717 and $1,043,378, respectively)	$230,630,947	$168,319,734

* Unaudited

The accompanying notes are an integral part of these financial statements.

32	Small Cap Value Fund

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Small Cap Value Fund	33

Financial highlights (For a common share outstanding throughout the period)

INVESTMENT OPERATIONS:					LESS DISTRIBUTIONS:							RATIOS AND SUPPLEMENTAL DATA:

														Ratio
	Net asset		Net realized										Ratio	of net investment
	value,		and unrealized	Total from	From	From					Total return	Net assets,	of expenses	income (loss)
	beginning	Net investment	gain (loss)	investment	net investment	net realized gain	Total	Redemption	Non-recurring	Net asset value,	at net asset	end of period	to average	to average	Portfolio
Period ended	of period	income (loss) [a]	on investments	operations	income	on investments	distributions	fees [b]	reimbursements	end of period	value (%) [c]	(in thousands)	net assets (%) [d]	net assets (%)	turnover (%)

Class A
August 31, 2013 **	$12.05	.03	1.46	1.49	—	—	—	—	—	$13.54	12.37 *	$146,777	.61 *	.22 *	36 *
February 28, 2013	10.54	.08	1.44	1.52	(.01)	—	(.01)	—	—	12.05	14.40	133,547	1.28	.71	64
February 29, 2012	10.62	.02	(.08)	(.06)	(.03)	—	(.03)	—	.01 [e]	10.54	(.46)	135,453	1.30	.24	64
February 28, 2011	8.10	.02	2.50	2.52	— [b]	—	— [b]	—	—	10.62	31.13	162,096	1.30	.20	68
February 28, 2010	4.69	.01	3.54	3.55	(.14)	—	(.14)	—	—	8.10	75.74	144,577	1.46 [f]	.15 [f]	79
February 28, 2009	10.21	.09	(5.16)	(5.07)	—	(.45)	(.45)	—	—	4.69	(50.44)	111,011	1.47 [f]	1.07 [f]	53

Class B
August 31, 2013 **	$10.39	(.02)	1.26	1.24	—	—	—	—	—	$11.63	11.93 *	$3,652	.99 *	(.15) *	36 *
February 28, 2013	9.15	— [b]	1.24	1.24	—	—	—	—	—	10.39	13.55	3,764	2.03	(.04)	64
February 29, 2012	9.26	(.04)	(.08)	(.12)	—	—	—	—	.01 [e]	9.15	(1.19)	4,247	2.05	(.51)	64
February 28, 2011	7.11	(.04)	2.19	2.15	—	—	—	—	—	9.26	30.24	5,471	2.05	(.54)	68
February 28, 2010	4.13	(.04)	3.10	3.06	(.08)	—	(.08)	—	—	7.11	74.28	5,494	2.21 [f]	(.59) [f]	79
February 28, 2009	9.15	.02	(4.59)	(4.57)	—	(.45)	(.45)	—	—	4.13	(50.82)	4,973	2.22 [f]	.31 [f]	53

Class C
August 31, 2013 **	$10.41	(.02)	1.27	1.25	—	—	—	—	—	$11.66	12.01 *	$11,212	.99 *	(.16) *	36 *
February 28, 2013	9.17	— [b]	1.24	1.24	—	—	—	—	—	10.41	13.52	9,244	2.03	(.05)	64
February 29, 2012	9.28	(.04)	(.08)	(.12)	—	—	—	—	.01 [e]	9.17	(1.19)	9,397	2.05	(.51)	64
February 28, 2011	7.13	(.04)	2.19	2.15	—	—	—	—	—	9.28	30.15	10,927	2.05	(.54)	68
February 28, 2010	4.14	(.04)	3.12	3.08	(.09)	—	(.09)	—	—	7.13	74.49	9,778	2.21 [f]	(.60) [f]	79
February 28, 2009	9.18	.02	(4.61)	(4.59)	—	(.45)	(.45)	—	—	4.14	(50.88)	7,166	2.22 [f]	.32 [f]	53

Class M
August 31, 2013 **	$11.11	— [b]	1.34	1.34	—	—	—	—	—	$12.45	12.06 *	$1,321	.87 *	(.03) *	36 *
February 28, 2013	9.76	.02	1.33	1.35	—	—	—	—	—	11.11	13.83	1,294	1.78	.22	64
February 29, 2012	9.85	(.02)	(.08)	(.10)	—	—	—	—	.01 [e]	9.76	(.91)	1,418	1.80	(.26)	64
February 28, 2011	7.55	(.03)	2.33	2.30	—	—	—	—	—	9.85	30.46	1,544	1.80	(.30)	68
February 28, 2010	4.38	(.02)	3.30	3.28	(.11)	—	(.11)	—	—	7.55	74.90	1,375	1.96 [f]	(.35) [f]	79
February 28, 2009	9.64	.05	(4.86)	(4.81)	—	(.45)	(.45)	—	—	4.38	(50.73)	954	1.97 [f]	.55 [f]	53

Class R
August 31, 2013 **	$11.91	.01	1.45	1.46	—	—	—	—	—	$13.37	12.26 *	$469	.74 *	.09 *	36 *
February 28, 2013	10.44	.05	1.42	1.47	—	—	—	—	—	11.91	14.08	381	1.53	.47	64
February 29, 2012	10.52	— [b]	(.09)	(.09)	—	—	—	—	.01 [e]	10.44	(.76)	303	1.55	(.02)	64
February 28, 2011	8.04	(.01)	2.49	2.48	—	—	—	—	—	10.52	30.85	368	1.55	(.06)	68
February 28, 2010	4.66	(.01)	3.52	3.51	(.13)	—	(.13)	—	—	8.04	75.43	213	1.71 [f]	(.12) [f]	79
February 28, 2009	10.18	.06	(5.13)	(5.07)	—	(.45)	(.45)	—	—	4.66	(50.59)	76	1.72 [f]	.75 [f]	53

Class Y
August 31, 2013 **	$12.44	.04	1.52	1.56	—	—	—	—	—	$14.00	12.54 *	$67,200	.49 *	.29 *	36 *
February 28, 2013	10.88	.10	1.50	1.60	(.04)	—	(.04)	—	—	12.44	14.70	20,091	1.03	.94	64
February 29, 2012	10.97	.05	(.09)	(.04)	(.06)	—	(.06)	—	.01 [e]	10.88	(.27)	14,980	1.05	.49	64
February 28, 2011	8.36	.04	2.59	2.63	(.02)	—	(.02)	—	—	10.97	31.53	15,040	1.05	.46	68
February 28, 2010	4.84	.03	3.65	3.68	(.16)	—	(.16)	—	—	8.36	76.08	13,554	1.21 [f]	.42 [f]	79
February 28, 2009	10.48	.12	(5.31)	(5.19)	—	(.45)	(.45)	—	—	4.84	(50.28)	13,074	1.22 [f]	1.32 [f]	53

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34	Small Cap Value Fund	Small Cap Value Fund	35

Financial highlights (Continued)

* Not annualized.

** Unaudited.

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Amount represents less than $0.01 per share.

c Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

d Includes amounts paid through expense offset and brokerage/service arrangements (Note 2).

e Reflects a non-recurring reimbursement related to restitution amounts in connection with a distribution plan approved by the Securities Exchange Commission (the SEC) which amounted to $0.01 per share outstanding on July 21, 2011. Also reflects a non-recurring reimbursement related to short-term trading related lawsuits, which amounted to less than $0.01 per share outstanding on May 11, 2011.

f Reflects an involuntary contractual expense limitation in effect during the period. For periods prior to February 28, 2010, certain fund expenses were waived in connection with the fund’s investment in Putnam Prime Money Market Fund. As a result of such limitation and/or waivers, the expenses of each class reflect a reduction of the following amounts:

Percentage of
average net assets

February 28, 2010	0.13%

February 28, 2009	0.05

The accompanying notes are an integral part of these financial statements.

36	Small Cap Value Fund

Notes to financial statements 8/31/13 (Unaudited)

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from March 1, 2013 through August 31, 2013.

Putnam Small Cap Value Fund (the fund) is a diversified series of Putnam Investment Funds (the Trust), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The investment objective of the fund is to seek capital appreciation by investing mainly in common stocks of small U.S. companies, with a focus on value stocks. Value stocks are issued by companies that Putnam Management believes are currently undervalued by the market. The fund invests mainly in small companies of a size similar to those in the Russell 2000 Value Index.

The fund offers class A, class B, class C, class M, class R and class Y shares. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively, and generally do not pay a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately six years, do not pay a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee. Class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

A short-term trading fee of 1.00% may have applied to redemptions (including exchanges into another fund) of shares purchased before June 24, 2013 and held for 60 days or less. The short-term trading fee was accounted for as an addition to paid-in-capital. No short-term trading fee applies to shares purchased on or after June 24, 2013.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such

Small Cap Value Fund	37

investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. These securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures and recovery rates. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the market value of the securities loaned. The market value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the value of securities loaned amounted to $42,131,907. Certain of these securities were sold prior to the close of the reporting period and are included in Receivable for investments sold on the Statement of assets and liabilities. The fund received cash collateral of $43,996,689.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Line of credit The fund participates, along with other Putnam funds, in a $315 million unsecured committed line of credit and a $185 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to the Federal Funds rate plus 1.25% for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.02% of the committed line of credit and $50,000 for the uncommitted line of credit has

38	Small Cap Value Fund

been paid by the participating funds. In addition, a commitment fee of 0.11% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At February 28, 2013, the fund had a capital loss carryover of $23,141,723 available to the extent allowed by the Code to offset future net capital gain, if any. This capital loss carryover will expire on February 28, 2018. Under the Regulated Investment Company Modernization Act of 2010, the fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred will be required to be utilized prior to the losses incurred in pre-enactment tax years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The aggregate identified cost on a tax basis is $254,084,881, resulting in gross unrealized appreciation and depreciation of $33,433,290 and $13,887,134, respectively, or net unrealized depreciation of $19,546,156.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Dividend sources are estimated at the time of declaration. Actual results may vary. Any non-taxable return of capital cannot be determined until final tax calculations are completed after the end of the fund’s fiscal year. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

Expenses of the Trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the Trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of most open-end funds, as defined in the fund’s management contract, sponsored by Putnam Management. Such annual rates may vary as follows:

0.780%	of the first $5 billion,	0.580%	of the next $50 billion,

0.730%	of the next $5 billion,	0.560%	of the next $50 billion,

0.680%	of the next $10 billion,	0.550%	of the next $100 billion and

0.630%	of the next $10 billion,	0.545%	of any excess thereafter.

Putnam Management has contractually agreed, through June 30, 2014, to waive fees or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and payments under the fund’s investor servicing contract, investment management contract and distribution plans, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Small Cap Value Fund	39

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing based on the fund’s retail asset level, the number of shareholder accounts in the fund and the level of defined contribution plan assets in the fund. Investor servicing fees will not exceed an annual rate of 0.32% of the fund’s average net assets. During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$185,042	Class R	561

Class B	4,808	Class Y	50,637

Class C	13,349	Total	$256,134

Class M	1,737

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $105 under the expense offset arrangements and by $14,646 under the brokerage/service arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $139, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to its class A, class B, class C, class M and class R shares pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to 0.35%, 1.00%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00%, 0.75% and 0.50% of the average net assets attributable to class A, class B, class C, class M and class R shares, respectively. During the reporting period, the class specific expenses related to distribution fees were as follows:

Class A	$179,445	Class M	5,050

Class B	18,648	Class R	1,088

Class C	51,835	Total	$256,066

40	Small Cap Value Fund

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $10,680 and $122 from the sale of class A and class M shares, respectively, and received $1,387 and $52 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received no monies on class A and class M redemptions.

Note 3: Purchases and sales of securities

During the reporting period, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $103,133,324 and $66,063,592, respectively. There were no purchases or proceeds from sales of long-term U.S. government securities.

Note 4: Capital shares

At the close of the reporting period, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

	Six months ended 8/31/13		Year ended 2/28/13

Class A	Shares	Amount	Shares	Amount

Shares sold	683,842	$9,064,158	779,003	$8,456,289

Shares issued in connection with
reinvestment of distributions	—	—	7,130	77,430

	683,842	9,064,158	786,133	8,533,719

Shares repurchased	(926,478)	(12,080,399)	(2,554,931)	(27,629,878)

Net decrease	(242,636)	$(3,016,241)	(1,768,798)	$(19,096,159)

	Six months ended 8/31/13		Year ended 2/28/13

Class B	Shares	Amount	Shares	Amount

Shares sold	28,932	$326,101	40,036	$373,930

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	28,932	326,101	40,036	373,930

Shares repurchased	(77,156)	(857,240)	(141,959)	(1,323,054)

Net decrease	(48,224)	$(531,139)	(101,923)	$(949,124)

	Six months ended 8/31/13		Year ended 2/28/13

Class C	Shares	Amount	Shares	Amount

Shares sold	134,200	$1,532,015	83,155	$815,623

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	134,200	1,532,015	83,155	815,623

Shares repurchased	(60,057)	(669,529)	(220,115)	(2,047,265)

Net increase (decrease)	74,143	$862,486	(136,960)	$(1,231,642)

Small Cap Value Fund	41

	Six months ended 8/31/13		Year ended 2/28/13

Class M	Shares	Amount	Shares	Amount

Shares sold	734	$8,795	2,559	$25,993

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	734	8,795	2,559	25,993

Shares repurchased	(11,129)	(132,096)	(31,353)	(314,287)

Net decrease	(10,395)	$(123,301)	(28,794)	$(288,294)

	Six months ended 8/31/13		Year ended 2/28/13

Class R	Shares	Amount	Shares	Amount

Shares sold	6,018	$76,909	9,844	$104,587

Shares issued in connection with
reinvestment of distributions	—	—	—	—

	6,018	76,909	9,844	104,587

Shares repurchased	(2,902)	(37,129)	(6,932)	(73,402)

Net increase	3,116	$39,780	2,912	$31,185

	Six months ended 8/31/13		Year ended 2/28/13

Class Y	Shares	Amount	Shares	Amount

Shares sold	3,489,073	$48,149,242	518,552	$6,155,402

Shares issued in connection with
reinvestment of distributions	—	—	3,949	44,229

	3,489,073	48,149,242	522,501	6,199,631

Shares repurchased	(302,961)	(4,168,909)	(284,235)	(3,202,832)

Net increase	3,186,112	$43,980,333	238,266	$2,996,799

Note 5: Transactions with affiliated issuer

Transactions during the reporting period with Putnam Short Term Investment Fund, which is under common ownership and control, were as follows:

	Market value at				Market value
	the beginning				at the end of
	of the reporting			Investment	the reporting
Name of affiliate	period	Purchase cost	Sale proceeds	income	period

Putnam Short Term
Investment Fund*	$8,526,411	$43,224,069	$38,142,688	$3,318	$13,607,792

* Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management.

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

42	Small Cap Value Fund

Note 7: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements, reverse repurchase agreements, securities lending and borrowing transactions, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement.

	Goldman Sachs Bank USA	Total

Assets:

Securities on loan**	$41,894,405	$41,894,405

Total Assets	$41,894,405	$41,894,405

Liabilities:

Total Liabilities	$—	$—

Total Financial and Derivative Net Assets	$41,894,405	$41,894,405

Total collateral received (pledged)## †	$41,894,405	$41,894,405

Net amount	$—	$—

**Included with Investments in securities on the Statement of assets and liabilities

##Any over-collateralization of total financial and derivative net assets is not shown.

†Additional collateral may be required from certain brokers based on individual agreements.

Small Cap Value Fund	43

Services for shareholders

Investor services

Systematic investment plan Tell us how much you wish to invest regularly — weekly, semimonthly, or monthly — and the amount you choose will be transferred automatically from your checking or savings account. There’s no additional fee for this service, and you can suspend it at any time. This plan may be a great way to save for college expenses or to plan for your retirement.

Please note that regular investing does not guarantee a profit or protect against loss in a declining market. Before arranging a systematic investment plan, consider your financial ability to continue making purchases in periods when prices are low.

Systematic exchange You can make regular transfers from one Putnam fund to another Putnam fund. There are no additional fees for this service, and you can cancel or change your options at any time.

Dividends PLUS You can choose to have the dividend distributions from one of your Putnam funds automatically reinvested in another Putnam fund at no additional charge.

Free exchange privilege You can exchange money between Putnam funds free of charge, as long as they are the same class of shares. A signature guarantee is required if you are exchanging more than $500,000. The fund reserves the right to revise or terminate the exchange privilege.

Reinstatement privilege If you’ve sold Putnam shares or received a check for a dividend or capital gain, you may reinvest the proceeds with Putnam within 90 days of the transaction and they will be reinvested at the fund’s current net asset value — with no sales charge. However, reinstatement of class B shares may have special tax consequences. Ask your financial or tax representative for details.

Check-writing service You have ready access to many Putnam accounts. It’s as simple as writing a check, and there are no special fees or service charges. For more information about the check-writing service, call Putnam or visit our website.

Dollar cost averaging When you’re investing for long-term goals, it’s time, not timing, that counts. Investing on a systematic basis is a better strategy than trying to figure out when the markets will go up or down. This means investing the same amount of money regularly over a long period. This method of investing is called dollar cost averaging. When a fund’s share price declines, your investment dollars buy more shares at lower prices. When it increases, they buy fewer shares. Over time, you will pay a lower average price per share.

For more information

Visit the Individual Investors section at putnam.com A secure section of our website contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

Call us toll free at 1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.

44	Small Cap Value Fund

Fund information

Founded over 75 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Robert R. Leveille
Putnam Investment	Jameson A. Baxter, Chair	Vice President and
Management, LLC	Liaquat Ahamed	Chief Compliance Officer
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Michael J. Higgins
	Charles B. Curtis	Vice President, Treasurer,
Investment Sub-Manager	Robert J. Darretta	and Clerk
Putnam Investments Limited	Katinka Domotorffy
57–59 St James’s Street	John A. Hill	Janet C. Smith
London, England SW1A 1LD	Paul L. Joskow	Vice President,
	Kenneth R. Leibler	Principal Accounting Officer,
Marketing Services	Robert E. Patterson	and Assistant Treasurer
Putnam Retail Management	George Putnam, III
One Post Office Square	Robert L. Reynolds	Susan G. Malloy
Boston, MA 02109	W. Thomas Stephens	Vice President and
Assistant Treasurer
Custodian	Officers
State Street Bank	Robert L. Reynolds	James P. Pappas
and Trust Company	President	Vice President

Legal Counsel	Jonathan S. Horwitz	Mark C. Trenchard
Ropes & Gray LLP	Executive Vice President,	Vice President and
	Principal Executive Officer, and	BSA Compliance Officer
Compliance Liaison
Nancy E. Florek
	Steven D. Krichmar	Vice President, Director of
	Vice President and	Proxy Voting and Corporate
	Principal Financial Officer	Governance, Assistant Clerk,
and Associate Treasurer
Robert T. Burns
Vice President and
Chief Legal Officer

This report is for the information of shareholders of Putnam Small Cap Value Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

1937 75 YEARS 2012

A BALANCED APPROACH

Since 1937, when George Putnam created a diverse mix of stocks and bonds in a single, professionally managed portfolio, Putnam has championed the balanced approach.

A WORLD OF INVESTING

Today, we offer investors a world of equity, fixed-income, multi-asset, and absolute-return portfolios to suit a range of financial goals.

A COMMITMENT TO EXCELLENCE

Our portfolio managers seek superior results over time, backed by original, fundamental research on a global scale. We believe in the value of experienced financial advice, in providing exemplary service, and in putting clients first in all we do.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

putnam.com

1-800-225-1581

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Electronic service requested

Go paperless: Log on to putnam.com or scan this Microsoft Tag barcode to update your mailing options.

SA069
283260 10/13

Item 2. Code of Ethics:

Not applicable

Item 3. Audit Committee Financial Expert:

Not applicable

Item 4. Principal Accountant Fees and Services:

Not applicable

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant’s schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

.

Item 12. Exhibits:

(a)(1) Not applicable

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

Putnam Investment Funds

By (Signature and Title):

/s/Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: October 29, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: October 29, 2013

By (Signature and Title):

/s/Steven D. Krichmar Steven D. Krichmar Principal Financial Officer

Date: October 29, 2013